11. Employee and Director Benefit Programs	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Employee and Director Benefit Programs

The Company has a profit sharing and 401(k) plan for the benefit of substantially all employees subject to certain minimum age and service requirements. Under the 401(k) plan, the Company matched employee contributions to a maximum of 4.00% of annual compensation in 2015, 2016 and 2017. The Company’s contribution pursuant to this formula was approximately $622,000, $565,000 and $539,000 for the years 2017, 2016 and 2015, respectively. Investments of the 401(k) plan are determined by a committee comprised of senior management. No investments in Company stock have been made by the 401(k) plan.  Contributions to the 401(k) plan are vested immediately.

In December 2001, the Company initiated a postretirement benefit plan to provide retirement benefits to key officers and its Board of Directors and to provide death benefits for their designated beneficiaries. Under the postretirement benefit plan, the Company purchased life insurance contracts on the lives of the key officers and each director. The increase in cash surrender value of the contracts constitutes the Company’s contribution to the postretirement benefit plan each year. Postretirement benefit plan participants are to be paid annual benefits for a specified number of years commencing upon retirement. Expenses incurred for benefits relating to the postretirement benefit plan were approximately $411,000, $428,000 and $413,000 for the years 2017, 2016 and 2015, respectively.

The Company is currently paying medical benefits for certain retired employees. The Company did not incur any postretirement medical benefits expense in 2017, 2016 and 2015 due to an excess accrual balance.

The following table sets forth the change in the accumulated benefit obligation for the Company’s two postretirement benefit plans described above:

(Dollars in thousands)
	2017	2016

Benefit obligation at beginning of period	$4,174	3,993
Service cost	348	346
Interest cost	68	67
Benefits paid	(229)	(232)

Benefit obligation at end of period	$4,361	4,174

The amounts recognized in the Company’s Consolidated Balance Sheet as of December 31, 2017 and 2016 are shown in the following two tables:

(Dollars in thousands)
	2017	2016

Benefit obligation $	4,361	4,174
Fair value of plan assets	-	-

(Dollars in thousands)
	2017	2016

Funded status	$(4,361)	(4,174)
Unrecognized prior service cost/benefit	-	-
Unrecognized net actuarial loss	-	-

Net amount recognized	$(4,361)	(4,174)

Unfunded accrued liability	$(4,361)	(4,174)
Intangible assets	-	-

Net amount recognized	$(4,361)	(4,174)

Net periodic benefit cost of the Company’s postretirement benefit plans for the years ended December 31, 2017, 2016 and 2015 consisted of the following:

(Dollars in thousands)
	2017	2016	2015

Service cost	$348	346	334
Interest cost	68	67	65

Net periodic cost	$416	413	399

Weighted average discount rate assumption
used to determine benefit obligation	5.49%	5.47%	5.47%

The Company paid benefits under the two postretirement plans totaling $229,000 and $232,000 during the years ended December 31, 2017 and 2016, respectively. Information about the expected benefit payments for the Company’s two postretirement benefit plans is as follows:

(Dollars in thousands)

Year ending December 31,
2018	$227
2019	$304
2020	$357
2021	$357
2022	$346
Thereafter	$9,005